Agreement

    This Agreement (the “Agreement”), dated as of October 3, 2012, is by and among the persons and entities listed on Schedule A (collectively, the “Corvex Group”), Keith A. Meister (“Designee”) and Ralcorp Holdings, Inc., a Missouri corporation (the “Company”).

Recitals

    A.   The Board of Directors (the “Board”) of the Company intends to increase the size of the Board from nine to ten members and to appoint Designee as director to the newly-created vacancy with a term expiring at the Company’s 2013 annual shareholders’ meeting (the “2013 Meeting”).

    B.   At the 2013 Meeting, the Board intends to nominate Designee for election as a member of the Board and to recommend that the shareholders of the Company vote to elect Designee as a director of the Company.

    C.   The Corvex Group is the beneficial owner (as defined in Rule 13d-3 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), in the aggregate, of 2,914,996 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”).

    D.   The Corvex Group supports the election of Designee to the Board.

Agreement

    NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1.    Board Nomination.

        a.            The Company agrees to increase the size of the Board from nine to ten members and appoint Designee to the Board effective upon execution of this Agreement.  Designee shall be assigned to the class of directors whose term expires at the 2013 Meeting.  Upon his appointment to the Board and while a member of the Board, the Company also agrees to appoint Designee to the Strategy and Financial Oversight Committee of the Board.  The Company agrees to include Designee as a nominee to the Board for the class of directors whose term expires at the Company’s 2016 annual meeting of shareholders on the slate of nominees recommended by the Board in the Company’s proxy statement and on its proxy card relating to the 2013 Meeting and to use its reasonable efforts to cause the re-election of Designee to the Board at the 2013 Meeting, including without limitation by recommending that the Company’s shareholders vote in favor of Designee and otherwise supporting Designee in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate.  The Company shall be relieved of its obligations under this Section 1(a) in the event that the Corvex Group ceases to be the beneficial owner of at least 3.0% of the then outstanding shares of Common Stock

                           b.            Designee covenants and agrees to offer to tender his resignation from the Board within five business days of (a) Corvex and the Corvex Affiliates ceasing to own at least 3.0% of the then outstanding shares of Common Stock or (b) a breach in any material manner of Section 2 of this Agreement by a member of the Corvex Group, as reasonably determined by the Company.

        c.            Designee agrees, during the term of his service as a director of the Company, to keep confidential all Company confidential information consistent with Board practices and applicable policies and to not publicly disclose discussions and matters considered in meetings of the Board or committees thereof.  Designee agrees to submit to the Company a fully completed copy of the Company’s standard directors’ and officers’ questionnaire and other reasonable and customary director onboarding documentation required by the Company in connection with the appointment or election of a new director as soon as practicable on or after the date of this Agreement.

    2.    Proxy Contests and Other Matters.

       From the date hereof and continuing until this Agreement is terminated in accordance with Section 5:

                          a.            None of the Corvex Group or any Affiliate or Associate controlled by the Corvex Group (such controlled Associates and Affiliates, collectively and individually, the “Corvex Affiliates”) shall (i) solicit proxies or engage in a proxy contest with respect to the election of directors or any other proposal to be considered, or present any other proposal for consideration, at any meeting of the Company’s shareholders or (ii) encourage, advise or influence any other person or assist any third party in so encouraging, assisting or influencing any person to solicit proxies or engage in a proxy contest with respect to the election of directors or any other proposal to be considered, or present any other proposal for consideration, at any meeting of the Company’s shareholders.  For purposes of this Agreement, the terms “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act, and the term “person” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature.

        b.             No member of the Corvex Group nor any Corvex Affiliate shall:

        (i)           solicit proxies or written consents of shareholders with respect to, or from the holders of, Common Stock, or make, or in any way participate in (other than by voting its shares of Common Stock in a way that does not violate this Agreement), any “solicitation” of any proxy, consent or other authority to vote any shares of Common Stock with respect to any matter, or become a participant in any contested solicitation with respect to the Company, including without limitation relating to the removal or the election of directors, other than solicitations or acting as a participant in support of all of the Company’s nominees;

        (ii)          form or join in a partnership, limited partnership, syndicate or other group, including without limitation a group as defined under Section 13(d) of the Exchange Act, with respect to the Common Stock, or otherwise support or participate in any effort by a third party with respect to the matters set forth in clause (i) above, or deposit any shares of Common Stock in a voting trust or subject any shares of Common Stock to any voting agreement, other than, in each case, solely with other members of the Corvex Group or other Corvex Affiliates with respect to the shares of Common Stock now or hereafter owned by them or pursuant to this Agreement;

        (iii)         seek to call, or request the call of, a special meeting of the shareholders of the Company, or seek to make, or make, a shareholder proposal (whether pursuant to Rule 14a-8 under the Exchange Act or otherwise) at any meeting of the shareholders of the Company, or make a request for a list of the Company’s shareholders, or seek election to the Board, seek to place a representative on the Board or seek the removal of any director from the Board, or otherwise acting alone, or in concert with others (other than the Designee acting in his capacity as a director) to seek to control or influence the governance or policies of the Company;

           (iv)          seek, propose, or, except as set forth below, make any statement with respect to, any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates or Associates;

        (v)           except as set forth below, make or issue, or cause to be made or issued, any public disclosure, statement or announcement (including without limitation the filing or furnishing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) (x) in support of any solicitation described in clause (iii) above or (y) negatively commenting upon the Company, including the Company’s corporate strategy, business, corporate activities or management;

        (vi)         except as set forth below, make or disclose any statement regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets or this Agreement, that is inconsistent with the provisions of this Agreement, including any intent, purpose, plan or proposal that is conditioned on, or would require waiver, amendment, nullification or invalidation of, any provision of this Agreement or take any action that could require the Company to make any public disclosure relating to any such intent, purpose, plan, proposal or condition; or

        (vii)        enter into any discussions, negotiations, agreements or undertakings with any person with respect to the foregoing or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

    Notwithstanding the foregoing, nothing in this Section 2(b) shall be deemed to in any way restrict or limit Designee’s ability to discuss any matter confidentially with the Company, the Board or any of its members or take any action that the Designee reasonably determines is required by applicable law.  In the event that the Designee reasonably determines that disclosure of any confidential information is required by applicable law, Designee will promptly notify (except where such notice would be legally prohibited) the Company in writing and provide reasonable cooperation, at the Company’s expense, so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions hereof.  In no event will the Corvex Group oppose any action by the Company to obtain a protective order, motion to quash or other relief to prevent the disclosure of any confidential information or to obtain reliable assurance that confidential treatment will be afforded such information.  It is understood that there shall be no “legal requirement” requiring the Corvex Group to disclose any confidential information solely by virtue of the fact that, absent such disclosure, the Corvex Group would be prohibited from purchasing, selling or engaging in derivative or other transactions with respect to the Common Stock or other securities of the Company.

        c.             Each member of the Corvex Group shall cause all shares of Common Stock beneficially owned, directly or indirectly, by it, or by any Corvex Affiliate, as of the record date for any meeting of the Company's shareholders, to be present for quorum purposes and to be voted, at any meeting of the Company's shareholders or at any adjournments or postponements thereof, (i) in favor of each director nominated and recommended by the Board for election at any such meeting, (ii) against any shareholder nominations for director which are not approved and recommended by the Board for election at any such meeting, and (iii) in accordance with the Board’s recommendation with respect to any matter subject to a vote of shareholders other than the election of directors.

    3.    Public Announcement and SEC Filing.

        The Company shall announce this Agreement and the material terms by means of a press release in the form attached as Exhibit A as soon as practicable on or after the date of this Agreement.  Neither the Company nor the Corvex Group shall make any public statements (including in any filing with the SEC, any regulatory or governmental agency or any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the press release.

    4.    Representations and Warranties.

          a.            The Company hereby represents and warrants that this Agreement and the performance by the Company of its obligations hereunder (i) have been duly authorized, executed and delivered by it, and are valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, (ii) do not require the approval of the shareholders of the Company and (iii) do not and will not violate any law, any order of any court of competent jurisdiction or other agency of the government, the Restated Articles of Incorporation or Amended and Restated Bylaws of the Company or any stock exchange rule or regulation, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such indenture, agreement or other instrument.

          b.             Each member of the Corvex Group hereby represents and warrants that this Agreement and the performance by such member of its obligations hereunder (i) have been duly authorized, executed and delivered by it, and are valid and binding obligations of such member, enforceable against it in accordance with its terms, (ii) do not require the approval of any owner or holder of any equity interest of such member, as applicable, and (iii) do not and will not violate any law, any order of any court of competent jurisdiction or other agency of the government, the charter or other organizational documents of such member, as applicable, or any provision of any agreement or other instrument to which such member or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such agreement or other instrument.

                          c.             The Corvex Group hereby represents and warrants that, as of the date hereof, the Corvex Group and the Corvex Affiliates are collectively the “economic owners” of 2,914,996 shares of Common Stock, all held in the form of shares of Common Stock.  For purposes of this Agreement, the term “economic owners” and “economic ownership” shall have the same meanings as “beneficial owner” and “beneficial ownership” as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act, except that a person will also be deemed to economically own and to be the economic owner of (i) all shares of Common Stock which such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional, and (ii) all shares of Common Stock in which such person has an economic interest, including without limitation, pursuant to a cash settled call option or other derivative security, contract or instrument in any way related to the price of shares of Common Stock.

          d.            The Corvex Group represents and warrants that, as of the date of this Agreement, neither the Corvex Group nor any Corvex Affiliate is engaged in any discussions or negotiations or have any agreements or understandings, whether or not legally enforceable, concerning the acquisition of economic ownership of any Common Stock, or have any actual knowledge that any other shareholders of the Company have any present or future intention of taking any actions that if taken by the Corvex Group would violate any of the terms of this Agreement.  The Corvex Group (excluding actions of Designee in his capacity as a director not otherwise in violation of Section 2) agrees during the term of this Agreement to refrain from taking actions which are intended by the Corvex Group to encourage other shareholders to engage in any such actions referred to in this Section 4(d).

    5.    Termination.

       This Agreement, including the covenants and agreements contained in Section 2, shall terminate on the date on which Designee is no longer serving on the Board (which shall include the effective date of any resignation from the Board delivered in writing by Designee).

    6.    Miscellaneous.

          a.             Submission to Jurisdiction.

                                           The parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in U.S. District Court for the Eastern District of Missouri or any Missouri state court located in St. Louis County, Missouri, in addition to any other remedy to which they are entitled at law or in equity.  Furthermore, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the U.S. District Court for the Eastern District of Missouri or any Missouri state court located in St. Louis County, Missouri solely with respect to any dispute between or among the parties hereto that arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it shall not bring any action against the other parties relating to this Agreement or the transactions contemplated by this Agreement in any court other than the U.S. District Court for the Eastern District of Missouri or any Missouri state court located in St. Louis County, Missouri, and each of the parties irrevocably waives the right to trial by jury, (iv) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (v) each of the parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such parties’ principal place of business or as otherwise provided by applicable law.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF MISSOURI APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

           b.            Entire Agreement

                                          This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties.

           c.            Notices.

                                          All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing (including electronic format) and shall be deemed validly given, made or served, if (i) given by telecopy, when such telecopy is transmitted to the telecopy number set forth below and the appropriate confirmation is received or (ii) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

           if to the Company:

           Ralcorp Holdings, Inc.
           800 Market Street
           St. Louis, Missouri 63101
           Attention:  General Counsel
           Facsimile:  (314) 877-7748

           If to the Corvex Group:

           Corvex Management LP
           712 Fifth Avenue, 23rd Floor
           New York, New York  10019
           Attention:  Keith A. Meister
           Facsimile:  (212) 474-671

        d.             Severability.

                                          If at any time subject to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

        e.            Counterparts.

                                          This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

        f.             No Third Party Beneficiaries.

                                          This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other person.

        g.             Interpretation and Construction.

                                          Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel.  Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation.  Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.

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     IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed, by its duly authorized representative as of the date first above written.

Ralcorp Holdings, Inc.

By: /s/ Kevin J. Hunt
Name: Kevin J. Hunt
Title: Chief Executive Officer and President

Corvex Management LP

By: /s/ Keith A. Meister
Name: Keith A. Meister
Title: Managing Partner

/s/ Keith A. Meister
Keith A. Meister

Schedule A

Corvex Management LP

Keith A. Meister